[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

                                                                    EXHIBIT 99.5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                            [THE WINTER GROUP LOGO]

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
          MASTER SERVICER, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                               FEBRUARY [10], 2005

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE      FULL     ALT    REDUCED  STATED  NO RATIO  NO DOC  ALL DOCS  AVG PRIN BAL  CURRENT LTV
-------------  ------    ----   -------  ------  --------  ------  --------  ------------  -----------
NOT AVAILABLE   0.05%    0.00%   0.18%    0.00%    0.06%    0.00%    0.29%    212,080.00      81.76%
451 TO 500      0.01%    0.00%   0.00%    0.04%    0.00%    0.00%    0.06%    104,585.66      66.59%
501 TO 550      3.82%    0.00%   0.48%    1.97%    0.00%    0.00%    6.27%    150,325.38      75.51%
551 TO 600      5.26%    0.00%   0.71%    2.72%    0.15%    0.00%    8.83%    163,957.42      81.49%
601 TO 650      5.31%    0.00%   7.26%    7.41%    3.06%    0.53%   23.58%    203,213.09      77.24%
651 TO 700      5.15%    0.00%   9.76%    8.35%    5.70%    4.87%   33.83%    222,585.73      78.04%
701 TO 750      3.34%    0.00%   6.83%    3.01%    3.10%    3.97%   20.25%    213,686.41      77.42%
751 TO 800      1.47%    0.00%   1.72%    1.18%    1.18%    1.21%    6.75%    224,127.44      78.50%
801 TO 850      0.04%    0.00%   0.00%    0.02%    0.07%    0.00%    0.13%    153,928.00      80.00%
               -----     ----   -----    -----    -----    -----   ------     ----------      -----
TOTAL          24.45%    0.00%  26.94%   24.71%   13.32%   10.58%  100.00%    203,542.27      77.91%
               =====     ====   =====    =====    =====    =====   ======     ==========      =====

LTV & FICO

CURRENT LTV     FICO <=500  501-550  551-600  601-650 651-700   701-750  751-800   801-850  TOTAL   AVG PRIN BAL  WAC   GROSS MARGIN
--------------- ----------  -------  -------  ------  --------  -------  --------  -------  ------  ------------ -----  ------------
0.01 TO 10.00      0.00%     0.00%    0.02%    0.00%    0.00%    0.00%     0.00%    0.00%   0.02%     73,800.00   9.050     9.050
10.01 TO 20.00     0.00%     0.00%    0.02%    0.00%    0.08%    0.09%     0.00%    0.00%   0.19%    234,000.00   8.046         -
20.01 TO 30.00     0.00%     0.02%    0.00%    0.14%    0.01%    0.03%     0.00%    0.00%   0.20%    103,693.74   6.917     5.968
30.01 TO 40.00     0.00%     0.07%    0.06%    0.13%    0.09%    0.00%     0.01%    0.00%   0.35%    125,852.11   6.964     5.942
40.01 TO 50.00     0.00%     0.07%    0.09%    0.41%    0.27%    0.14%     0.00%    0.00%   0.98%    209,460.29   7.027     5.386
50.01 TO 60.00     0.00%     0.29%    0.30%    1.41%    1.05%    0.62%     0.00%    0.00%   3.67%    237,166.88   6.894     4.942
60.01 TO 70.00     0.04%     1.43%    0.74%    2.37%    3.07%    1.94%     0.93%    0.00%  10.52%    184,812.70   7.473     5.160
70.01 TO 80.00     0.19%     2.80%    3.21%   15.72%   26.96%   16.93%     5.41%    0.13%  71.34%    214,086.23   7.308     5.086
80.01 TO 90.00     0.12%     1.47%    3.42%    2.51%    1.44%    0.46%     0.32%    0.00%   9.73%    166,932.31   7.568     6.167
90.01 TO 100.00    0.00%     0.13%    0.98%    0.90%    0.86%    0.04%     0.08%    0.00%   2.99%    177,273.60   7.823     6.037
                   ----      ----     ----    -----    -----    -----      ----     ----  ------     ----------   -----     -----
TOTAL              0.35%     6.27%    8.83%   23.58%   33.83%   20.25%     6.75%    0.13% 100.00%    203,542.27   7.348     5.243
                   ====      ====     ====    =====    =====    =====      ====     ====  ======     ==========   =====     =====

PRIN BALANCE & FICO

PRIN BALANCE         FICO <=500 501-550  551-600  601-650  651-700  701-750  751-800  801-850  TOTAL CURRENT LTV   WAC  GROSS MARGIN
-------------------- ---------- -------  -------  -------  -------  -------  -------  ------- ------ -----------  ----- ------------
1 TO 50,000            0.01%     0.16%    0.13%    0.14%    0.14%    0.09%    0.03%    0.00%   0.70%   74.20%     8.169    6.721
50,001 TO 100,000      0.00%     1.01%    1.15%    1.52%    1.75%    1.31%    0.33%    0.02%   7.09%   76.70%     7.795    6.128
100,001 TO 150,000     0.03%     0.77%    1.20%    2.60%    3.82%    2.32%    0.83%    0.04%  11.62%   78.56%     7.439    5.169
150,001 TO 200,000     0.15%     0.97%    1.67%    4.09%    4.03%    2.93%    1.05%    0.00%  14.89%   78.36%     7.361    5.421
200,001 TO 250,000     0.06%     1.30%    0.94%    2.98%    4.68%    3.02%    0.97%    0.00%  13.94%   78.93%     7.305    5.231
250,001 TO 300,000     0.00%     1.20%    1.45%    4.58%    5.31%    1.87%    0.68%    0.07%  15.16%   78.92%     7.301    5.229
300,001 TO 350,000     0.00%     0.28%    1.05%    2.18%    3.50%    2.07%    0.65%    0.00%   9.73%   77.33%     7.209    4.997
350,001 TO 400,000     0.10%     0.33%    0.72%    1.77%    2.91%    1.96%    0.40%    0.00%   8.20%   79.77%     7.314    5.169
400,001 TO 450,000     0.00%     0.12%    0.36%    0.35%    2.47%    0.60%    0.36%    0.00%   4.25%   78.00%     7.241    5.290
450,001 TO 500,000     0.00%     0.14%    0.00%    1.59%    0.91%    0.92%    0.39%    0.00%   3.94%   76.30%     7.155    5.123
500,001 TO 550,000     0.00%     0.00%    0.00%    0.00%    0.88%    0.45%    0.14%    0.00%   1.47%   77.26%     7.398    4.813
550,001 TO 600,000     0.00%     0.00%    0.16%    0.49%    0.65%    0.79%    0.32%    0.00%   2.41%   74.36%     7.550    5.419
600,001 TO 650,000     0.00%     0.00%    0.00%    0.88%    1.24%    0.87%    0.36%    0.00%   3.34%   71.42%     7.131    4.613
700,001 TO 750,000     0.00%     0.00%    0.00%    0.20%    0.21%    0.00%    0.00%    0.00%   0.41%   79.89%     6.026    4.745
750,001 TO 800,000     0.00%     0.00%    0.00%    0.22%    0.00%    0.00%    0.00%    0.00%   0.22%   71.43%     6.875    2.500
850,001 TO 900,000     0.00%     0.00%    0.00%    0.00%    0.25%    0.24%    0.00%    0.00%   0.48%   76.47%     7.821    5.154
900,001 TO 950,000     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.26%    0.00%   0.26%   84.00%     5.125    3.000
950,001 TO 1,000,000   0.00%     0.00%    0.00%    0.00%    1.08%    0.82%    0.00%    0.00%   1.90%   75.17%     7.516    5.196
                       ----      ----     ----    -----    -----    -----     ----     ----  ------    -----      -----    -----
TOTAL:                 0.35%     6.27%    8.83%   23.58%   33.83%   20.25%    6.75%    0.13% 100.00%   77.91%     7.348    5.243
                       ====      ====     ====    =====    =====    =====     ====     ====  ======    =====      =====    =====

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM <=500 501-550 551-600 601-650 651-700 701-750 751-800 801-850
                        ----- ------- ------- ------- ------- ------- ------- -------
0                       0.19%  1.89%   2.84%   10.68%  14.60%   9.81%  3.42%   0.07%
3                       0.00%  0.00%   0.00%    0.18%   0.00%   0.00%  0.00%   0.00%
4                       0.00%  0.00%   0.00%    0.00%   0.00%   0.18%  0.00%   0.00%
6                       0.00%  0.00%   0.00%    0.07%   0.09%   0.09%  0.00%   0.00%
12                      0.00%  0.14%   0.34%    0.27%   1.00%   0.49%  0.45%   0.04%
24                      0.11%  3.08%   3.78%    8.15%  13.09%   6.98%  2.14%   0.02%
30                      0.00%  0.00%   0.00%    0.05%   0.00%   0.00%  0.00%   0.00%
36                      0.05%  1.07%   1.75%    3.76%   4.10%   2.30%  0.48%   0.00%
60                      0.00%  0.10%   0.13%    0.43%   0.95%   0.40%  0.26%   0.00%
                        ----   ----    ----    -----   -----   -----   ----    ----
TOTAL:                  0.35%  6.27%   8.83%   23.58%  33.83%  20.25%  6.75%   0.13%
                        ====   ====    ====    =====   =====   =====   ====    ====

PREPAYMENT PENALTY TERM  TOTAL  CURRENT LTV  WAC   GROSS MARGIN AVG PRIN BAL
                        ------  ----------- ------ ------------ ------------
0                        43.50%    77.33%   7.3699    5.0037     213,012.19
3                         0.18%    76.37%   8.1250         -     649,146.74
4                         0.18%    76.55%   7.0000    5.1250     649,950.00
6                         0.25%    83.43%   7.1062    5.0323     226,410.25
12                        2.72%    72.83%   7.6921    5.8781     189,219.09
24                       37.36%    78.52%   7.3030    5.4406     210,246.09
30                        0.05%    61.61%   5.9900    5.9900     172,500.00
36                       13.51%    79.00%   7.3382    5.2627     172,720.34
60                        2.27%    78.64%   7.3421    5.0127     151,804.35
                        ------     -----    ------    ------     ----------
TOTAL:                  100.00%    77.91%   7.3482    5.2429     203,542.27
                        ======     =====    ======    ======     ==========

MORTG RATES & FICO

MORTG RATES      <=500  501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV  WAC   GROSS MARGIN AVG PRIN BAL
---------------- -----  ------- ------- ------- ------- ------- ------- -------  ------ ----------- ------ ------------ ------------
4.501 TO 8.000    0.00%  0.00%   0.00%   0.09%   0.00%   0.00%   0.00%   0.00%   0.09%    69.94%     4.967    4.5676     158,600.00
5.001 TO 8.500    0.00%  0.00%   0.00%   0.08%   0.19%   0.00%   0.26%   0.00%   0.53%    82.29%     5.251    4.1902     380,400.00
5.501 TO 9.000    0.05%  0.05%   0.63%   1.62%   1.61%   1.55%   0.69%   0.00%   6.20%    75.52%     5.861    4.6412     261,100.01
6.001 TO 9.500    0.00%  0.12%   1.38%   3.36%   4.58%   2.35%   0.73%   0.07%  12.58%    75.16%     6.337    4.7004     237,102.88
6.501 TO 10.000   0.06%  0.25%   1.67%   5.34%   7.04%   5.42%   1.80%   0.04%  21.62%    77.65%     6.831    4.7834     201,676.95
7.001 TO 10.500   0.05%  0.66%   0.87%   4.84%   7.98%   5.72%   1.37%   0.00%  21.49%    78.55%     7.358    5.0317     205,185.29
7.501 TO 8.000    0.00%  0.76%   1.21%   4.38%   7.15%   3.74%   1.17%   0.00%  18.41%    78.58%     7.795    5.5825     205,035.73
8.001 TO 8.500    0.00%  1.22%   1.15%   2.75%   4.36%   1.09%   0.57%   0.02%  11.14%    79.56%     8.204    5.9536     209,991.05
8.501 TO 9.000    0.13%  0.92%   1.20%   0.71%   0.82%   0.38%   0.17%   0.00%   4.35%    83.47%     8.764    6.5411     140,439.43
9.001 TO 9.500    0.00%  0.36%   0.27%   0.24%   0.09%   0.00%   0.00%   0.00%   0.95%    78.05%     9.335    7.1773     127,908.37
9.501 TO 10.000   0.06%  0.57%   0.35%   0.15%   0.00%   0.00%   0.00%   0.00%   1.13%    73.32%     9.809    7.6847     113,695.99
10.001 TO 10.500  0.00%  0.35%   0.02%   0.00%   0.00%   0.00%   0.00%   0.00%   0.37%    75.82%    10.443    7.0881     121,481.82
10.501 TO 11.000  0.00%  0.48%   0.09%   0.00%   0.00%   0.00%   0.00%   0.00%   0.57%    68.81%    10.844    6.9439     158,050.04
11.001 TO 11.500  0.00%  0.44%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.44%    70.17%    11.472    7.1239     228,997.51
11.501 TO 12.000  0.00%  0.00%   0.00%   0.03%   0.00%   0.00%   0.00%   0.00%   0.03%    80.00%    11.850    6.9900      56,800.00
12.501 TO 13.000  0.00%  0.10%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.10%    70.00%    12.975    7.0000     346,500.00
                  ----   ----    ----   -----   -----   -----    ----    ----  ------     -----      -----    ------     ----------
TOTAL:            0.35%  6.27%   8.83%  23.58%  33.83%  20.25%   6.75%   0.13% 100.00%    77.91%     7.348    5.2429     203,542.27
                  ====   ====    ====   =====   =====   =====    ====    ====  ======     =====      =====    ======     ==========

MORTG RATES & LTV

MORTG RATES      LTV 0-10 11-20  21-30  31-40  41-50  51-60  61-70  71-80  81-90  91-100  TOTAL   AVG FICO GROSS MARGIN AVG PRIN BAL
---------------- -------- -----  -----  -----  -----  -----  -----  -----  -----  ------  ------  -------- ------------ ------------
4.501 TO 8.000     0.00%  0.00%  0.00%  0.00%  0.02%  0.00%  0.00%  0.06%  0.00%   0.00%   0.09%   618.580    4.568      158,600.00
5.001 TO 8.500     0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.08%  0.00%  0.45%   0.00%   0.53%   696.900    4.190      380,400.00
5.501 TO 9.000     0.00%  0.00%  0.00%  0.00%  0.15%  0.76%  0.81%  3.63%  0.74%   0.11%   6.20%   675.530    4.641      261,100.01
6.001 TO 9.500     0.00%  0.00%  0.10%  0.19%  0.07%  1.20%  1.59%  8.47%  0.72%   0.25%  12.58%   666.980    4.700      237,102.88
6.501 TO 10.000    0.00%  0.02%  0.01%  0.08%  0.47%  0.60%  2.05% 16.42%  1.65%   0.32%  21.62%   674.640    4.783      201,676.95
7.001 TO 10.500    0.00%  0.00%  0.07%  0.00%  0.03%  0.17%  2.26% 17.77%  0.87%   0.32%  21.49%   675.310    5.032      205,185.29
7.501 TO 8.000     0.00%  0.09%  0.03%  0.01%  0.07%  0.59%  1.60% 13.95%  1.32%   0.74%  18.41%   666.670    5.583      205,035.73
8.001 TO 8.500     0.00%  0.08%  0.00%  0.00%  0.07%  0.01%  0.88%  7.82%  1.83%   0.44%  11.14%   647.990    5.954      209,991.05
8.501 TO 9.000     0.00%  0.00%  0.00%  0.07%  0.00%  0.07%  0.20%  1.75%  1.62%   0.63%   4.35%   613.440    6.541      140,439.43
9.001 TO 9.500     0.02%  0.00%  0.00%  0.00%  0.00%  0.00%  0.13%  0.49%  0.31%   0.00%   0.95%   578.300    7.177      127,908.37
9.501 TO 10.000    0.00%  0.00%  0.00%  0.00%  0.10%  0.21%  0.17%  0.26%  0.22%   0.18%   1.13%   553.040    7.685      113,695.99
10.001 TO 10.500   0.00%  0.00%  0.00%  0.00%  0.00%  0.01%  0.00%  0.36%  0.00%   0.00%   0.37%   531.190    7.088      121,481.82
10.501 TO 11.000   0.00%  0.00%  0.00%  0.00%  0.00%  0.04%  0.36%  0.16%  0.00%   0.00%   0.57%   528.410    6.944      158,050.04
11.001 TO 11.500   0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.28%  0.16%  0.00%   0.00%   0.44%   516.620    7.124      228,997.51
11.501 TO 12.000   0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.03%  0.00%   0.00%   0.03%   643.000    6.990       56,800.00
12.501 TO 13.000   0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.10%  0.00%  0.00%   0.00%   0.10%   518.000    7.000      346,500.00
                   ----   ----   ----   ----   ----   ----  -----  -----  -----    ----  ------    -------    -----      ----------
TOTAL:             0.02%  0.19%  0.20%  0.35%  0.98%  3.67% 10.52% 71.34%  9.73%   2.99% 100.00%   662.380    5.243      203,542.27
                   ====   ====   ====   ====   ====   ====  =====  =====  =====    ====  ======    =======    =====      ==========